Exhibit 10.106

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

UAL-LA-22004729
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787 ***
References:    1)    Purchase Agreement No. 03860 (787 Purchase Agreement #1) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft;
2)    Purchase Agreement No. 04815 (787 Purchase Agreement #2) between Boeing and Customer relating to Model 787 aircraft; and
3)    Purchase Agreement No. 02484 (787 Purchase Agreement #3) between Boeing and Customer relating to Model 787 aircraft (collectively referred to herein as the Purchase Agreements or the Purchase Agreement, as the context requires)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreements. All terms used and not defined in this Letter Agreement have the same meaning as in the applicable Purchase Agreement.
For the purposes of this Letter Agreement, “*** Aircraft” is defined as all Boeing model 787 aircraft that *** with the 787 *** and/or 787 *** as defined in Article 1 below, by Boeing to Customer under the applicable Purchase Agreement as of August 1, 2022. To address Customer’s *** that other *** related to the 787 *** or other *** of the *** Aircraft are *** to Aircraft delivered to Customer under 787 Purchase Agreement #2 as amended after August 1, 2022, Boeing and Customer will work together in good faith *** in a manner *** and *** Customer than in this Letter Agreement.
1.*** for Customer.
1.aBoeing *** the *** described herein to Customer to address Customer’s *** regarding the *** for:
(a)any additional *** on the *** Aircraft and any *** related to the *** Aircraft that follow the multiple *** and *** as detailed in Attachment A to this Letter Agreement (individually “787 ***” and collectively “787 ***”);
(b)any *** of *** Aircraft due to the 787 *** (787 ***); and
(c)any *** of *** Aircraft that *** with the 787 ***, which allows such Boeing model 787 aircraft to *** following issuance of the
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original ***as detailed in Boeing document D011Z009-03-01, “787 ***” (787 ***).
1.b***
1.cBoeing ***. To address Customer’s *** regarding the *** nature of any *** associated with the 787 ***, if at any given point in time the *** related to the 787 *** resulting in (i) ***, or (ii) requirements for additional *** during the Term (as defined in Article 2 below), then, Customer, acting reasonably, may request Boeing to provide *** (as defined herein). *** Boeing will then provide *** as required, to *** that are ***.
1.d***. To address Customer’s *** regarding the *** of delivered *** Aircraft due to a 787 *** or a 787 ***, Boeing will provide Customer with a *** as set forth in Attachment B to this Letter Agreement (***).
1.e787 ***. To address Customer’s *** regarding the *** the Boeing model 787 aircraft ***, Boeing will provide*** updated technical publications to reflect the *** or *** of the 787 ***. Boeing will note this *** in the *** for each *** Aircraft.
2.Term.
The provisions of this Letter Agreement will apply for a period of *** of each *** Aircraft and (ii) the *** Aircraft is continuously owned or operated by Customer (Term).
3.Further *** for Additional ***.
To address Customer’s *** that other *** related to the 787 *** of the *** Aircraft may be found to apply to the *** Aircraft ***, Boeing and Customer will work together in good faith to *** in a manner *** and *** Customer as provided in this Letter Agreement.
4.Claims.
Any claims relating to the *** described in Article 1 above, must reference this Letter Agreement and be submitted to Boeing Contracts - ***.
5.***
6.***
The parties agree that it is not the intent to provide *** hereunder that *** to be provided in any other agreement between Boeing and Customer.
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7.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

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ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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Attachment A
787 ***

Item No.	Title / Location	*** No.	787 ***	Boeing (including Partner)
***	***	***	***	***
Attachment A to UAL-LA-22004729
787 ***    Page 1
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Attachment B
***

***

Attachment B to UAL-LA-22004729
787 ***    Page 1
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